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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

                        DATE OF REPORT -- OCTOBER 9, 1996




                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.



                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number l3-2607329


              l177 Summer Street, Stamford, Connecticut 06905-5529
                          (Principal Executive Office)

                        Telephone Number: (203) 348-7000




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                                  RAYONIER INC.

                                TABLE OF CONTENTS






                                                                            PAGE


              Item 5.      Other Events                                      1

              Item 7.      Financial Statements and Exhibits                 1

                           Signature                                         2

                           Exhibit Index                                     3


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ITEM 5.  OTHER EVENTS

The company understands that the American Institute of Certified Public Accountants will shortly issue a Statement of Position (SOP), which becomes part of generally accepted accounting principles, for environmental remediation liabilities that more specifically identifies future, long term monitoring and administration expenditures as remediation liabilities that need to be accrued on the balance sheet as an existing obligation.

Although the company had accrued its best estimate of clean-up and closure remediation liabilities associated with its discontinued Southern Wood Piedmont wood treating business (discontinued in 1986), it has been treating the 25-30 year long term monitoring expenditures as a current expense in its income statement. Conformance with the SOP is expected to be mandatory in 1997. Based on analyzing the requirements as outlined in the latest exposure draft, the company expects that it will elect early adoption of the Statement of Position in 1996, and will take a pretax charge of approximately $130-160 million (after-tax, $80-100 million) in the fourth quarter. The company has been advised that the final pronouncement will not materially differ from the earlier draft version.

The pretax cash expenditures for monitoring and administration activities have been approximately $4 million per year and are expected to continue on an annual basis, plus inflation, for approximately 25-30 years as mandated by state and federal regulations. The company's annual cash flow will not be impacted by the adoption of the accounting pronouncement. The company indicated that the effect of the charge on its debt to capital ratio (which as of June 30 was 37.0%) would be approximately 3.2 percentage points but believes that its debt ratings and borrowing costs should not be affected as its interest and cash flow coverages remain the same.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  See Exhibit Index

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     RAYONIER INC.  (Registrant)
                                                     ---------------------------

                                                     BY   KENNETH P. JANETTE
                                                          ------------------
                                                          Kenneth P. Janette
                                                          Vice President and
                                                          Corporate Controller
October 9, 1996

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                                  EXHIBIT INDEX



     EXHIBIT NO.           DESCRIPTION                  LOCATION
     -----------           -----------                  --------

         99                Press Release issued         Filed herewith
                           October 9, 1996

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